SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                DECEMBER 22, 2003



                              ARIS INDUSTRIES, INC.

               (Exact name of registrant as specified in charter)


    NEW YORK                         1-4814                      22-1715274
----------------                -----------------            -------------------
(State or other                    (Commission                  (IRS Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)

525 SEVENTH AVENUE, NEW YORK, NY                                   10018
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(Address of principal executive offices)                        (zip code)

(212) 354-4600
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(Registrant's telephone number, including area code)




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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            On December 22, 2003, pursuant to an Asset Purchase Agreement dated December 22, 2003, BP Clothing Company, Inc. ("BP"), an indirect wholly owned subsidiary of Aris Industries, Inc. (the "Company"), and Adamson Apparel, Inc. ("Adamson"), an affiliate of Arnold H. Simon, Chief Executive Officer of the Company, sold to a newly created limited liability company, BP Clothing LLC ("Buyer"), an unaffiliated Company, substantially all of the operating assets, including licensed trademark rights and other intangibles, inventory, machinery and equipment, rights under customer sales orders and open vendor purchase orders of BP and Adamson relating to the manufacture, distribution and sale of a line of clothing and related accessories pursuant to a License Agreement by and between Phat Fashions LLC and BP dated as of July 1, 1999 (the "License Agreement"). In connection with the transaction, Phat Fashions LLC terminated the License Agreement with BP and entered into a new license agreement with Buyer (the "New License"). Adamson had been operating the business pursuant to a sublicense with BP.

            The terms of the transaction, including the purchase price, were the results of negotiations between representatives of BP and Adamson, and Buyer, including Steven Feiner, a member of Buyer, who was, until closing, an Officer and Director of the Company. The terms of the transaction were approved by the Board of Directors of the Company including all of the independent directors of the Company.

            A portion of the purchase price payable to BP, was paid in cash at closing. In addition, Buyer issued a promissory note payable to BP in the principal amount of $2,000,000, and has agreed to pay 1% of the net sales of all products under the New License commencing on July 1, 2004 and ending June 30, 2005, up to a maximum of $2,500,000. Adamson was paid the net book value of its inventory less an adjustment for certain payables assumed by Buyer.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            C.    Exhibits

                  1. Asset Purchase agreement between BP, Adamson and Buyer dated December 22, 2003, without schedules and exhibits, which the Company agrees to file upon request of the Commission.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ARIS INDUSTRIES, INC.
                                                 (Registrant)




                                             BY: /s/ Paul Spector
                                                 -------------------------------
                                                 Name:  Paul Spector
                                                 Title: Chief Financial Officer

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.       Exhibit Name

2.1 Asset Purchase Agreement, between BP, Adamson and Buyer, dated as of December 22, 2003, without schedules or exhibits, which the Company agrees to file on request of the Commission.